DATASETLGL1DOCNUM44400VERSION0VERSION21

28 April, 2006

Rate Collar Transaction

J.P. Morgan Alternative Loan Trust 2006-A2 1B1
Attn:  Melissa Rosal

Re: Interest Rate Transaction No: 2000005073987, 2000005073988

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the rate collar transaction entered into between JPMorgan Chase Bank, N.A. (“JPMorgan”) and U.S. Bank National Association not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A2 1B1 (the "Counterparty") on 06 April, 2006 (the "Interest Rate Transaction"). This agreement constitutes a “Confirmation” as referred to in and supplements, forms part of, and is subject to, the ISDA Master Agreement between the parties hereto.

The particular Interest Rate Transaction to which this Confirmation relates is a Rate Collar Transaction, the terms of which are set forth below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The Interest Rate Transaction relates to the Class A2 1B1 Certificates issued pursuant to the Pooling and Servicing Agreement dated as of April 1, 2006 among JPMorgan Acceptance Corporation I, as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator (the “Pooling and Servicing Agreement”).

1.

Definitions

a.

“Ceiling Rate” means, with respect to any Calculation Period, the rate set forth as the “Ceiling Rate” on the attached Schedule I.

b.

“Floor Rate” means, with respect to any Calculation Period, the rate set forth as the “Strike Rate” on the attached Schedule I.

c.

"Business Day" means any day which is both a New York Business Day and a London Business Day.

d.

"Calculation Period" means, with respect to a Payment Date, the period, as set forth on the attached Schedule I, from and including the Calculation Period Start Date to but excluding the Calculation Period End Date, and including such Payment Date.

e.

"Designated Maturity" means 1 month(s).

f.

"Effective Date" means 25 May 2006

g.

"Floating Rate" means, with respect to a Payment Date, the rate determined by JPMorgan to be (i) the per annum rate for deposits in U.S. dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); (ii) if such rate does not appear on the Telerate Page 3750 Screen, the Floating Rate shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by JPMorgan from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date; or (iii) if fewer than two Reference Banks provide JPMorgan with such quotations, the Floating Rate shall be the rate per annum which JPMorgan determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by JPMorgan are quoting in the New York interbank market on the Reset Date of the Calculation Period of such Payment Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian Banks.

h.

"London Business Day" means any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

i.

"New York Business Day" means any day on which banks are not required or authorized by law to close in New York City.

j.

"Notional Principal Amount" means, with respect to any Calculation Period, the notional amount set forth in the attached Schedule I.

k.

"Payment Date" means the day that is two New York business days prior to each Calculation Period End Date, provided that if such Payment Date is not a Business Day, such Payment Date shall be the next succeeding Business Day, except that if such Payment Date would then fall in the next calendar month, such Payment Date shall be the next preceding Business Day.

l.

"Reference Banks" means four major banks in the London interbank market selected by JPMorgan.

m.

"Reset Date" means the first day of each Calculation Period.

n.

"Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

o.

"Termination Date" means 25 February, 2011.

2.

Payments

a.

JPMorgan agrees, subject to the payment by the Counterparty to JPMorgan of the Premium, to pay to the Counterparty, on each Payment Date on which the related Floating Rate is determined to be greater than the Floor Rate and less than the Ceiling Rate, an amount equal to the product of (x) the amount by which the Floating Rate exceeds the Floor Rate with respect to the Calculation Period ending on or nearest such Payment Date, (y) the Notional Principal Amount and (z) the actual number of days in that Calculation Period divided by 360.

b.

All payments to JPMorgan shall be made as follows.

JPMORGAN CHASE BANK NA

JPMORGAN CHASE BANK NA

BIC: CHASUS33XXX

AC No: 099997979

c.

All payments to the Counterparty shall be made as follows:

Payments to Counterparty in USD
Agent Bank: Wells Fargo Bank, N.A.
ABA#: 121000248
Account No: 3970771416
For Credit To: SAS Clearing
FFC to: JPALT 2006-A2 1B1, Account No. 50895501
Beneficiary: U.S. Bank National Association

3.

Notices.  Any notices hereunder 1) shall be in writing and hand-delivered or sent by first-class mail, postage prepaid, return receipt requested, and shall be addressed to the intended recipient at its address set forth on the signature page hereof or at such other address as such party shall have last specified by notice to the other party and 2) shall be effective (a) if delivered by hand or sent by overnight courier, on the day it is delivered, unless delivery is made after the close of business or on a day that is not a Business Day, in which case such notice will be effective on the next Business Day, or (b) if sent by certified or registered mail or the equivalent (return receipt requested), three Business Days after dispatch.

4.

Governing Law.  This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.

Assignments.  Neither party shall have the right to assign its rights or obligations under this letter agreement without the prior written consent of the other party.

6.

Set-off; Counterclaim.  All payments under this letter agreement will be made without set-off or counterclaim, except that each party will have the right to set-off, counterclaim or withhold payment in respect of any default by the other party under this letter agreement or under any other agreement between the parties.

7.

Each Party’s Reliance on its Own Judgment.  Each party has entered into this Rate Collar Transaction solely in reliance on its own judgment.  Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction.  In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction.  Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

8.

Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this letter agreement or the Rate Collar Transaction.

9.

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Rate Collar Transaction is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Rate Collar Transaction.

10.

Reporting.  Counterparty agrees to deliver, promptly upon request by JPMorgan, or with respect to any particular type of report or other document as to which JPMorgan has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by the Counterparty, any report or other document required to be delivered by or to the Counterparty under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Counterparty to JPMorgan thereunder.

11.

Written confirmation.  No later than each Reset Date, JPMorgan agrees to deliver to the Counterparty a written confirmation containing the results of the Calculations performed on each Reset Date and the amount which is to be paid to the Counterparty on the next Payment Date at the following address:

Wells Fargo Bank, N.A.
9062 Old Annapolis Rd.
Columbia, MD 21045
Attention: Client Manager, JPALT 2006-A2 1B1
Fax: (410) 715-2380

JPMorgan Chase Bank, N.A.

/s/ Carmine Pilla

Name:  Carmine Pilla

Title:  Vice President

/s/ Melissa Rosal

J.P. Morgan Alternative Loan Trust 2006-A2

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

Name: Melissa Rosal

Title: Vice President

Address for Notices:

Attn:  Structure Finance Trust Services/JPALT 2006-A2 1B1

209 South LaSalle Street, 3rd Floor

Chicago, IL 60604

Facsimile No.: 312-325-8905

Telephone No.:  312-325-8904

Schedule:

Period Start Date	Period End Date	Notional	Strike Rate (%)	Ceiling Rate (%)

25-May-06	25-Jun-06	7,869,000.00	5.211	11.5
25-Jun-06	25-Jul-06	7,869,000.00	5.423	11.5
25-Jul-06	25-Aug-06	7,869,000.00	5.211	11.5
25-Aug-06	25-Sep-06	7,869,000.00	5.211	11.5
25-Sep-06	25-Oct-06	7,869,000.00	5.423	11.5
25-Oct-06	25-Nov-06	7,869,000.00	5.211	11.5
25-Nov-06	25-Dec-06	7,869,000.00	5.423	11.5
25-Dec-06	25-Jan-07	7,869,000.00	5.211	11.5
25-Jan-07	25-Feb-07	7,869,000.00	5.211	11.5
25-Feb-07	25-Mar-07	7,869,000.00	5.893	11.5
25-Mar-07	25-Apr-07	7,869,000.00	5.211	11.5
25-Apr-07	25-May-07	7,869,000.00	5.423	11.5
25-May-07	25-Jun-07	7,869,000.00	5.211	11.5
25-Jun-07	25-Jul-07	7,869,000.00	5.423	11.5
25-Jul-07	25-Aug-07	7,869,000.00	5.211	11.5
25-Aug-07	25-Sep-07	7,869,000.00	5.211	11.5
25-Sep-07	25-Oct-07	7,869,000.00	5.423	11.5
25-Oct-07	25-Nov-07	7,869,000.00	5.211	11.5
25-Nov-07	25-Dec-07	7,869,000.00	5.423	11.5
25-Dec-07	25-Jan-08	7,869,000.00	5.211	11.5
25-Jan-08	25-Feb-08	7,869,000.00	5.211	11.5
25-Feb-08	25-Mar-08	7,869,000.00	5.650	11.5
25-Mar-08	25-Apr-08	7,869,000.00	5.216	11.5
25-Apr-08	25-May-08	7,869,000.00	5.428	11.5
25-May-08	25-Jun-08	7,869,000.00	5.216	11.5
25-Jun-08	25-Jul-08	7,869,000.00	5.428	11.5
25-Jul-08	25-Aug-08	7,869,000.00	5.216	11.5
25-Aug-08	25-Sep-08	7,869,000.00	5.216	11.5
25-Sep-08	25-Oct-08	7,869,000.00	5.428	11.5
25-Oct-08	25-Nov-08	7,869,000.00	5.230	11.5
25-Nov-08	25-Dec-08	7,869,000.00	5.444	11.5
25-Dec-08	25-Jan-09	7,869,000.00	5.252	11.5
25-Jan-09	25-Feb-09	7,869,000.00	5.254	11.5
25-Feb-09	25-Mar-09	7,869,000.00	5.941	11.5
25-Mar-09	25-Apr-09	7,869,000.00	5.411	11.5
25-Apr-09	25-May-09	7,869,000.00	5.629	11.5
25-May-09	25-Jun-09	7,869,000.00	5.411	11.5
25-Jun-09	25-Jul-09	6,586,728.08	5.629	11.5
25-Jul-09	25-Aug-09	3,997,045.16	5.411	11.5
25-Aug-09	25-Sep-09	3,901,939.45	5.411	11.5
25-Sep-09	25-Oct-09	3,809,094.17	5.629	11.5
25-Oct-09	25-Nov-09	3,718,455.63	5.411	11.5
25-Nov-09	25-Dec-09	3,629,971.45	5.629	11.5
25-Dec-09	25-Jan-10	3,543,590.44	5.410	11.5
25-Jan-10	25-Feb-10	3,459,262.67	5.410	11.5
25-Feb-10	25-Mar-10	3,376,939.37	6.113	11.5
25-Mar-10	25-Apr-10	3,296,572.93	5.410	11.5
25-Apr-10	25-May-10	3,218,116.88	5.629	11.5
25-May-10	25-Jun-10	3,141,525.85	5.410	11.5
25-Jun-10	25-Jul-10	3,066,755.55	5.629	11.5
25-Jul-10	25-Aug-10	2,993,762.72	5.410	11.5
25-Aug-10	25-Sep-10	2,922,505.15	5.410	11.5
25-Sep-10	25-Oct-10	2,852,941.62	5.629	11.5
25-Oct-10	25-Nov-10	2,785,031.90	5.410	11.5
25-Nov-10	25-Dec-10	2,718,736.71	5.629	11.5
25-Dec-10	25-Jan-11	2,331,579.50	5.396	11.5
25-Jan-11	25-Feb-11	2,172,546.13	5.383	11.5

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts

JPMorgan Contact

Telephone Number

Client Service Group

(001) 3026344960

Group E-mail address:

Facsimile:

(001) 8888033606

Telex:

Cable:

Please quote the JPMorgan deal number(s): 2000005073987, 2000005073988.